UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2023

GARRETT MOTION INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland		1180
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock, par value $0.001 per share	GTXAP	The Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure
On April 13, 2023, Garrett Motion Inc. (the “Company”), issued a press release to announce that it has entered into definitive agreements (the “Agreements”) with Centerbridge Partners, L.P. (“Centerbridge”) and with funds managed by Oaktree Capital Management, L.P. (“Oaktree”) to simplify the Company’s capital structure by converting all outstanding Series A Preferred Stock into a single class of Common Stock. The Agreements contemplate the repurchase of approximately $285 million of Series A Preferred Stock from each of Centerbridge and Oaktree, and provide for a reduction in investor and governance rights, as well as lock-up agreements with respect to each party’s remaining equity securities. The Company also announced an increase of the Company's share repurchase authorization to $250 million. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. Additionally, the Company posted an investor presentation relating to the transactions (the “Presentation”) to its website at https://investors.garrettmotion.com/. A copy of the Presentation is attached as Exhibit 99.2.

The information in Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits.

99.1*	Press Release of Garrett Motion Inc., dated April 13, 2023.
99.2*	Presentation, dated April 13, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2023	Garrett Motion Inc.

	By:	/s/ Sean Deason
Sean Deason
Senior Vice President and Chief Financial Officer